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                                                                   EXHIBIT 99(E)

             CONSENT OF W. CRAIG MCCLELLAND TO BECOME A DIRECTOR OF
                          INTERNATIONAL PAPER COMPANY

I hereby consent to the reference to my election as a director of International Paper Company in the Prospectus/Proxy Statement constituting part of International Paper's Registration Statement on Form S-4.

/s/ W. CRAIG MCCLELLAND
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W. Craig McClelland

March 29, 1999